EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                             18 U.S.C.SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Steakhouse Partners, Inc. (the "Company") on Form 10-K for the fiscal year ended December 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, A. Stone Douglass President, Secretary and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, a amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                   /s/  A. Stone Douglass
                   A. Stone Douglass
                   President, Secretary and Director
                   (Serving as principal executive officer)
                   April __, 2004